                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               September 30, 1999
                               -------------------
                Date of Report (Date of earliest event reported)



                               ESYNCH CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   0-26790                 87-0461856
           --------                   -------                 ----------
       (State or other       (Commission File Number)        (IRS Employer
       jurisdiction of                                      Identification
        Incorporation)                                           No.)



                               15502 Mosher Avenue
                                Tustin, CA  92780
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
                                ----------------
             (Former name or address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets

(a)

     On September 30, 1999, the Registrant consummated an acquisition of Oxford Media Corp., a Delaware corporation ("OMC"), in exchange for the issuance of 450,000 shares of Common Stock, par value $.001 per share (the "Common Stock"). The purchase price was determined by negotiation between the parties. The acquisition was effected by a merger of OMC with a newly-formed subsidiary of the Registrant.

(b)

     As described above, OMC became a wholly-owned subsidiary of the Registrant on September 30, 1999. The transaction was effected pursuant to the Agreement and Plan of Reorganization, dated as of September 30, 1999 (hereinafter referred to as the "Agreement"), by and among the Registrant, as the "Parent", OMC Acquisition Corp., a Delaware corporation (a newly formed subsidiary of the Registrant, hereinafter called "Merger Sub"), Oxford Media Corp., a Delaware corporation ("OMC") and Norton Garfinkle, individually and as trustee of each of The Gillian Garfinkle S Corporation Trust and The Nicholas Garfinkle S Corporation Trust (hereinafter referred to, collectively, as the "Stockholders"). In the merger, Merger Sub merged with and into OMC, and OMC is the surviving corporation. The Agreement is filed with this Form 8-K as Exhibit 2.6.

     Pursuant to the Agreement, the Registrant entered into a Registration Rights Agreement with the Stockholders. The Registrant is required to register the 450,000 shares acquired by the Stockholder in the transaction. The Registrant will bear the costs of preparing and filing a registration statement with the Securities and Exchange Commission and any state blue-sky qualifications. The registration will be made in order for the Stockholders to sell the shares publicly at a time or from time to time in whole or in part.

     Also pursuant to the Agreement, OMC received a non-exclusive license from Oxford Management Corporation, a Nevada corporation, which is an affiliate of the Stockholders. The license is of proprietary software and source code related to the Oxford Management movies-on-demand hotel pay-for-view system. The Non-Exclusive License Agreement is filed with this Form 8-K as Exhibit 2.7.

     In addition, the Registrant entered into another license agreement with Oxford Management. In this license agreement, the Registrant granted Oxford Management a license to sell advertising and promotional offers that will be displayed by means of operation of certain software products of the Registrant or its subsidiaries.

     OMC, which promptly after September 30, 1999 moved all of its operations to the Registrant's facilities in Tustin, California, will be operated as a wholly-owned subsidiary of the Registrant. OMC will continue in its present business.

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Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

     The financial statements required by this Item 7(a) will be filed by amendment.

     (b) Pro forma financial information.

     The pro forma financial information required by this Item 7(b) will be filed by amendment.


     (c) Exhibits. The following exhibits are incorporated herein by this reference:

     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.6*                Agreement and Plan of Reorganization dated as of
                             September 30, 1999 among the Registrant, OMC
                             Acquisition Corp., a Delaware corporation, Oxford
                             Media Corp., a Delaware corporation ("OMC") and
                             Norton Garfinkle, individually and as trustee of each of The Gillian Garfinkle S Corporation Trust and The Nicholas Garfinkle S Corporation Trust.
                             Omitted from this Form 8-K filing are the following schedules or ancillary documents to the agreement identified immediately above:
                              (A) List of Assets of OMC
                              (B) Registration Rights Agreement
                              (C) Non-Exclusive License Agreement

         2.7* Non-Exclusive License Agreement between Oxford Management Corporation, a Nevada corporation, and Oxford Media Corporation.

         2.8** Registration Rights Agreement dated September 30, 1999 between the Registrant and Norton Garfinkle, individually and as trustee of each of The Gillian Garfinkle S Corporation Trust and The Nicholas Garfinkle S Corporation Trust


----------------

* Filed herewith.
** To be filed by amendment.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESYNCH CORPORATION



Date:  October 15, 1999.                       By  /s/ Thomas C. Hemingway
                                                  ----------------------------
                                                  Thomas C. Hemingway,
                                                  Chief Executive Officer


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                                EXHIBIT INDEX
                                -------------

     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.6*                Agreement and Plan of Reorganization dated as of
                             September 30, 1999 among the Registrant, OMC
                             Acquisition Corp., a Delaware corporation, Oxford
                             Media Corp., a Delaware corporation ("OMC") and
                             Norton Garfinkle, individually and as trustee of each of The Gillian Garfinkle S Corporation Trust and The Nicholas Garfinkle S Corporation Trust.
                             Omitted from this Form 8-K filing are the following schedules or ancillary documents to the agreement identified immediately above:
                              (A) List of Assets of OMC
                              (B) Registration Rights Agreement
                              (C) Non-Exclusive License Agreement

         2.7* Non-Exclusive License Agreement between Oxford Management Corporation, a Nevada corporation, and Oxford Media Corporation.

         2.8** Registration Rights Agreement dated September 30, 1999 between the Registrant and Norton Garfinkle, individually and as trustee of each of The Gillian Garfinkle S Corporation Trust and The Nicholas Garfinkle S Corporation Trust


----------------

* Filed herewith.
** To be filed by amendment.